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                                       EXHIBIT 10.9
                                SECOND AMENDMENT TO THE
                              INDUSTRIAL/COMMERCIAL LEASE


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            ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE LEASE
                               AGREEMENT BETWEEN:

                     THE ALLAN AND GEORGIANNA KOLSKY TRUST
                                       AND
                        HYDROGEN BURNER TECHNOLOGY, INC.

The Lessor and Lessee agree to extend the original lease dated March 27, 1996 by one year. The term of the lease extension will cover the period from April 1, 2000 through March 31, 2001. The rent will increase by 4.5% during the lease extension. All other terms of the original lease will remain unchanged and in effect including, two three year options to extend the lease and six months minimum notice to the Lessor if Lessee intends to exercise the lease options or vacate the property at 3925 Vernon Street, Long Beach, CA.

       Agreed to by:


       /s/ ALLAN KOLSKY                       Date: 12/28/99
       ----------------                             --------
       Mr. Allan Kolsky
       Trustee



       /s/ DAVID MOARD                       Date: December 28, 1999
       ---------------                             -------------------
       Mr. David Moard
       President